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                                                                   EXHIBIT 10.13


                              AMENDED SCHEDULE TO
                           INDEMNIFICATION AGREEMENT


The Indemnification Agreements between Sunoco, Inc. and the directors and executive officers named below are identical in all material respects.


     Officer                                    Date of Agreement

Robert H. Campbell                              February 1 1996
Michael H. R. Dingus                            January 11, 1999
John G. Drosdick                                February 1, 1997
Bruce G. Fischer                                January 11, 1999
Jack L. Foltz                                   February 1, 1996
Deborah M. Fretz                                February 1, 1996
Thomas W. Hofmann                               February 1, 1996
David E. Knoll                                  February 1, 1996
Joseph P. Krott                                 July 1, 1998
Ann C. Mule'                                    February 1, 1996
Robert W. Owens                                 February 6, 1997
Malcolm I. Ruddock, Jr.                         February 1, 1996
David C. Shanks                                 February 17, 1997
Sheldon L. Thompson                             February 1, 1996
Charles K. Valutas                              January 11, 1999

     Director                                   Date of Agreement

Raymond E. Cartledge                            February 1, 1996
Robert E. Cawthorn                              February 1, 1996
Mary Johnston Evans                             February 1, 1996
Thomas P. Gerrity                               February 1, 1996
Rosemarie B. Greco                              May 7, 1998
James G. Kaiser                                 February 1, 1996
Robert D. Kennedy                               February 1, 1996
R. Anderson Pew                                 February 1, 1996
William F. Pounds                               February 1, 1996
G. Jackson Ratcliffe                            May 7, 1998
Alexander B. Trowbridge                         February 1, 1996